Exhibit 10(a)61




                                SOUTHERN COMPANY
                           DEFERRED COMPENSATION PLAN





                              Troutman Sanders LLP
                           600 Peachtree Street, N.E.
                           5200 Bank of America Plaza
                           Atlanta, Georgia 30308-2216
                                 (404) 885-3000









                              Amended and Restated as of February 23, 2001

0297647


                                        i



                                SOUTHERN COMPANY
                           DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS





ARTICLE I Purpose and Adoption of Plan...................................1
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ARTICLE II Definitions...................................................2
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ARTICLE III Administration of Plan.......................................6
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ARTICLE IV Eligibility...................................................8
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ARTICLE V Deferral Election.............................................10
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ARTICLE VI Participants' Accounts.......................................12
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ARTICLE VII Account Distribution........................................16
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ARTICLE VIII Miscellaneous Provisions...................................20
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
                                SOUTHERN COMPANY
                           DEFERRED COMPENSATION PLAN


                                    ARTICLE I
                          Purpose and Adoption of Plan

         1.1......Adoption: Southern Company Services, Inc. and the other
Employing Companies established the Deferred Compensation Plan for The Southern Electric System effective October 1, 1988. The Plan has been amended from time to time including this amendment and restatement effective February 23, 2001. Except as otherwise provided herein, the terms of the Plan as in effect prior to the effective date of this Plan shall continue to be applicable to deferrals made pursuant to the Plan prior to February 23, 2001.
         1.2......Purpose: This Southern Company Deferred Compensation Plan is
designed to permit a select group of management or highly compensated employees to elect to defer a portion of their regular compensation during each payroll period and to defer all or a portion of certain short-term and long-term incentive payments until their death, disability, retirement, or other termination of employment with an Employing Company. The Plan shall be an unfunded deferred compensation arrangement whose benefits shall be paid solely from the general assets of the Employing Companies.

                                   ARTICLE II
                                   Definitions

         For purposes of the Plan, the following terms shall have the following meanings unless a different meaning is plainly required by the context:
         2.1......"Account" shall mean the account or accounts established and maintained by an Employing Company to reflect the interest of a Participant in the Plan resulting from a Participant's deferral of Compensation or Incentive Pay, or transfer of Transferred Amounts, and adjustments thereto to reflect income, gains, losses, and other credits or charges. Charges to Participant's Accounts for distributions shall be posted as of the date the Committee (or its designee) notifies its paying agent to make such distribution.
         2.2......"Board of Directors" shall mean the Board of Directors of the
 Company.
         2.3......"Change in Control Benefit Plan Determination Policy" shall mean the Change in Control Benefit Plan Determination Policy, as approved by the Southern Board, as it may be amended from time to time in accordance with the provisions therein.
         2.4......"Closing Price" shall mean the closing price on any trading day of a share of the Common Stock based on consolidated trading as defined by the Consolidated Tape Association and reported as part of the consolidated trading prices of New York Stock Exchange listed securities.
         2.5......"Committee" shall mean the committee referred to in Section
3.1 hereof.
         2.6......"Common Stock" shall mean the common stock of Southern.
         2.7......"Company" shall mean Southern Company Services, Inc.
         2.8......"Compensation" shall mean the monthly rate of an Employee's base wages or salary paid by any Employing Company to an Employee, including amounts contributed by an Employing Company to the Employee Savings Plan as Elective Employer Contributions, as said term is defined in Section 4.1 therein, pursuant to the Employee's exercise of his or her deferral option made in accordance with Section 401(k) of the Internal Revenue Code and amounts contributed by an Employing Company to The Southern Company Flexible Benefits Plan on behalf of the Employee pursuant to his or her salary reduction election under such plan; but disregarding overtime and any reimbursements to an Employee paid by any Employing Company including, but not limited to, reimbursements for such items as moving expenses, automobile expenses, tax preparation expenses, travel and entertainment expenses, and health and life insurance premiums.
         2.9......"Deferral Election" shall mean the Participant's written election to defer a portion of his or her Compensation or Incentive Pay pursuant to Article V hereof.
         2.10....."Distribution Election" shall mean the election under Article
VII hereof, pursuant to which a Participant elects to receive the balance of his or her Account in either a lump sum or in annual installments following the Participant's death, disability, retirement or other termination of Employment with an Employing Company.
         2.11....."Effective Date" of this amendment and restatement shall mean
         February 23, 2001. 2.12....."Employee" shall mean any person who is currently employed by an Employing Company. 2.13....."Employee Savings
         Plan" shall mean The Southern Company Employee Savings Plan, as amended from time to time.
         2.14....."Employee Stock Ownership Plan" shall mean The Southern
Company Employee Stock Ownership Plan, as amended from time to time.
         2.15....."Employing Company" shall mean the Company, or any affiliate or subsidiary (direct or indirect) of The Southern Company, which the Board of Directors may from time to time determine to bring under the Plan and which shall adopt the Plan, and any successor of any of them.
         2.16....."Enrollment Date" shall mean the Effective Date, January 1 of each Plan Year, and such other dates as may be determined from time to time by the Committee.
         2.17....."Exchange Act" shall mean the Securities Exchange Act of
1934, as amended.
         2.18....."Incentive Pay" shall mean such long-term or short-term incentive pay as the Committee shall permit to be deferred under this Plan for any Plan Year.
         2.19....."Investment Election" shall mean the Participant's written election to have his or her deferred Compensation or Incentive Pay invested pursuant to Section 6.3 or Section 6.4 hereof.
         2.20....."Mirant Plan" shall mean the Mirant Corporation Deferred
Compensation Plan for Directors and Select Employees.
         2.21....."Non-adopting  Company"  shall mean any  subsidiary  or affiliate of The Southern  Company  which is not an Employing Company.
         2.22....."Participant" shall mean an Employee or former employee of an
Employing Company who is eligible to receive benefits under the Plan or who was so eligible and had an unpaid Account balance upon his or her death, disability, retirement or other termination of employment with an Employing Company.
         2.23....."Pension Plan" shall The Southern Company Pension Plan, as amended from time to time.
         2.24....."Performance Sharing Plan" shall mean The Southern Company
         Performance Sharing Plan, as amended from time to time. 2.25....."Plan"
         shall mean the Southern Company Deferred Compensation Plan, amended and restated as of February 23, 2001, as further amended from time to time. Prior to the January 1, 1996 amendment and restatement, the Plan was entitled the Deferred Compensation Plan for The Southern Electric System.
         2.26....."Plan Year" shall mean the calendar year.
         2.27....."Retirement Income" shall have the same meaning as set forth in the Pension Plan.
         2.28....."Southern" shall mean Southern Company, its successors and assigns.
         2.29....."Southern Board" shall mean the board of directors of
Southern.
         2.30....."Spin-off  Date" shall mean the "Group  Status  Change Date"
as defined in the  Employee  Matters  Agreement  between
Mirant Corporation (formerly Southern Energy, Inc.) and The Southern Company.
         2.31....."Supplemental Benefit Plan" shall mean The Southern Company
Supplemental Benefit Plan and the Supplemental Executive Retirement Plan of Savannah Electric and Power Company, each as amended from time to time.
         2.32....."Transferred Amount" shall mean an amount equal to the value of a Participant's accounts under the Mirant Plan which has been transferred to and credited under the Plan pursuant to Section 6.2 herein in connection with the Participant's transfer of employment from Mirant Corporation or any of its subsidiaries to an Employing Company, excluding Mirant Corporation and its subsidiaries.
         2.33....."Transferred Amount Investment Date" means the date as of which a Participant's Transferred Amount will be credited and invested under the Plan in accordance with Section 6.2.
         2.34....."Trust" shall mean the Southern Company Deferred Compensation
Trust.
         2.35....."Trustee" shall mean the entity designated as such in the
Trust.
         2.36....."Valuation Date" shall mean each trading day of the New York
Stock Exchange, or any successor national exchange on which the Common Stock is traded and with respect to which a Closing Price may be determined.
         Where the context requires, the definitions of all terms set forth in the Pension Plan, the Employee Savings Plan, the Employee Stock Ownership Plan, the Performance Sharing Plan and the Supplemental Benefit Plan shall apply with equal force and effect for purposes of interpretation and administration of the Plan, unless said terms are otherwise specifically defined in the Plan. Words in the masculine gender shall include the feminine and neuter genders, words in the singular shall include the plural and words in the plural shall include the singular.

                                   ARTICLE III
                             Administration of Plan

         3.1......The general administration of the Plan shall be placed in the
Committee. The Committee shall consist of the Vice President, Human Resources of Southern, the Director, System Compensation and Benefits of Southern and the Comptroller of Southern. Any member may resign or may be removed by the Board of Directors and new members may be appointed by the Board of Directors at such time or times as the Board of Directors in its discretion shall determine. The Committee shall be chaired by the Vice President, Human Resources of Southern and may select a Secretary (who may, but need not, be a member of the Committee) to keep its records or to assist it in the discharge of its duties. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting. Any determination or action of the Committee may be made or taken by a majority of the members present at any meeting thereof, or without a meeting by resolution or written memorandum concurred in by a majority of the members.
         3.2......No member of the Committee shall receive any compensation from the Plan for his or her service.
         3.3......The Committee shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan as may be more particularly set forth herein. The Committee shall interpret the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan. Any such determination by the Committee shall be conclusive and binding on all persons. The Committee may adopt such regulations as it deems desirable for the conduct of its affairs and may appoint such accountants, counsel, actuaries, specialists and other persons as it deems necessary or desirable in connection with the administration of this Plan. The Committee shall be the Plan's agent for service of process.
         3.4......The Committee shall be reimbursed by the Employing Companies for all reasonable expenses incurred by it in the fulfillment of its duties, including, but not limited to, fees of accountants, counsel, actuaries, and other specialists, and other costs of administering the Plan.
         3.5 (a) The Committee is responsible for the daily administration of the Plan and may appoint other persons or entities to perform any of its fiduciary functions. The Committee and any such appointee may employ advisors and other persons necessary or convenient to help the Committee carry out its duties, including its fiduciary duties. The Committee shall review the work and performance of each such appointee, and shall have the right to remove any such appointee from his or her position. Any person, group of persons or entity may serve in more than one fiduciary capacity.
                  (b) The Committee shall maintain accurate and detailed records and accounts of Participants and of their rights under the Plan and of all receipts, disbursements, transfers and other transactions concerning the Plan. Such accounts, books and records relating thereto shall be open at all reasonable times to inspection and audit by the Board of Directors and by any persons designated thereby.
                  (c) The Committee shall take all steps necessary to ensure that the Plan complies with the law at all times. These steps shall include such items as the preparation and filing of all documents and forms required by any governmental agency; maintaining of adequate Participants' records; recording and transmission of all notices required to be given to Participants and their beneficiaries; the receipt and dissemination, if required, of all reports and information received from an Employing Company; securing of such fidelity bonds as may be required by law; and doing such other acts necessary for the proper administration of the Plan. The Committee shall keep a record of all of its proceedings and acts, and shall keep all such books of account, records and other data as may be necessary for proper administration of the Plan. The Committee shall notify the Employing Companies upon their request of any action taken by the Committee, and when required, shall notify any other interested person or persons.

                                   ARTICLE IV
                                   Eligibility

         4.1......Any Employee who is determined eligible to participate in accordance with Section 4.2 of the Plan and whose compensation equals or exceeds such minimum amount as may be established by the Committee from time to time may elect to participate in the Plan beginning on any Enrollment Date by electing to have his or her Compensation or Incentive Pay reduced and such amounts contributed to the Plan in accordance with Article V hereof, and directing the investment of such contributions in accordance with Article VI hereof. The Committee shall be authorized to establish the minimum compensation required for eligibility to participate in the Plan, to be effective as of the first day of the next succeeding Plan Year. Notwithstanding the foregoing, any Employee eligible to participate in any similar deferred compensation plan maintained by an Employing Company or maintained by a Non-adopting Company shall be ineligible to defer Compensation or Incentive Pay under this Plan, unless the Committee in its sole discretion shall determine otherwise.
         4.2......Effective December 19, 2000, the Committee shall determine which Employees are eligible to participate in the Plan. Additionally, the Committee shall be authorized to modify the minimum compensation amount described in Section 4.1 of the Plan and to rescind the eligibility of any Participant if necessary or advisable to insure that the Plan is maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees, as such terms are defined by the Employee Retirement Income Security Act of 1974, as amended.
         4.3......The Committee shall have the authority to permit, if it deems appropriate, separate Deferral Elections under Article V hereof, Investment Elections under Article VI hereof, and Distribution Elections under Article VII hereof for Compensation and Incentive Pay, respectively.
         4.4......Notwithstanding the foregoing provisions of this Article IV, an Employee who has Transferred Amounts transferred to and credited under the Plan pursuant to Section 6.2 herein shall be a Participant in the Plan. However, an Employee who becomes a Participant under this Section 4.4 who is not determined eligible under Section 4.2 shall be a non-active Participant and shall be ineligible to actively defer Compensation or Incentive Pay under this Plan unless such Employee is later determined to be eligible under Section 4.2 or the Committee in its sole discretion determines otherwise.

                                    ARTICLE V
                                Deferral Election

         5.1......A Participant may elect to defer payment of a portion of his or her Compensation otherwise payable to him by his or her Employing Company during each payroll period of the next succeeding Plan Year by any whole percentage not to exceed fifty percent (50%) of his or her Compensation, or such greater or lesser amount as shall be determined by the Committee from time to time. A Participant may also elect to defer payment of up to one hundred percent (100%), by whole percentages, of any Incentive Pay otherwise payable to him or her by his or her Employing Company.
         5.2......The Deferral Election shall be made in writing on a form prescribed by the Committee and shall state as follows:
                  (a)      That  the  Participant  wishes  to  make an
election  to  defer  the  receipt  of a  portion  of his or her
         Compensation or all or a portion of his or her Incentive Pay;
                  (b) The whole percentage of his or her Compensation or Incentive Pay which the Participant elects to defer; and (c) The Distribution Election under Article VII hereof.
         5.3......The initial Deferral Election of a new Participant shall be made in writing by the Participant and delivered to the Participant's Employing Company by the date established by the Committee and shall be effective on the next occurring Enrollment Date. Any modification or revocation of the most recent Deferral Election shall be made by written notice of the Participant and delivered to the Participant's Employing Company by the date established by the Committee and shall be effective on the first day of the Plan Year immediately following the date of the Deferral Election. A Deferral Election with respect to the deferral of future Compensation or Incentive Pay shall be an annual election for each Plan Year unless otherwise modified or revoked as provided herein. The termination of a Participant's participation in the Plan shall not affect the Participant's Compensation or Incentive Pay previously deferred under the Plan, which shall be invested and distributed in accordance with the Participant's elections and the terms and conditions of the Plan.
         5.4......Notwithstanding the provisions of Section 5.3 of the Plan, the
Committee, in its sole discretion upon written application by a Participant, may authorize the suspension of a Participant's Deferral Election in the event of an unforeseen emergency or hardship of the Participant. A Deferral Election suspension will be on account of hardship if it is necessary in light of immediate and heavy financial needs of the Participant which cannot reasonably be met from the Participant's other financial resources. For this purpose, any amounts held in the Participant's accounts in the Employee Savings Plan and the Employee Stock Ownership Plan shall not be deemed to be reasonably available. Any Deferral Election suspension authorized by the Committee shall become effective as of the first payroll period beginning thirty (30) days after receipt by the Participant's Employing Company of the Participant's suspension application, or as soon as practicable after the receipt of such application. Such Deferral Election suspension shall be effective for the remainder of the Plan Year of application and shall be deemed an annual election by the Participant for each succeeding Plan Year unless otherwise modified by the Participant under the provisions of Section 5.3 hereof.

                                   ARTICLE VI
                             Participants' Accounts

         6.1......Upon the Committee's receipt of a Participant's valid Deferral
Election under Article V hereof, beginning as of the Enrollment Date, the designated portion of Compensation and Incentive Pay shall be credited to the Participant's Account as of the date of each such deferral in accordance with the provisions of this Article VI.
         6.2......Transferred Amounts shall be credited to a Participant's
Account as soon as administratively practicable following the Participant's transfer of employment. Any Transferred Amounts credited to a Participant's Account which were invested at the prime interest rate under the Mirant Plan shall be invested pursuant to Section 6.3 herein. Any Transferred Amounts credited to a Participant's Account which were invested in Mirant Corporation phantom stock under the Mirant Plan shall be invested in a Mirant Stock Option investment pursuant to the terms of Section 6.4(d) herein, and prior to the opening of the window period described in Section 6.4(d), such Transferred Amounts may be transferred out of the Mirant Stock Option investment during other window periods established by the Committee pursuant to Section 6.5 herein. Upon a Participant's termination of employment, the Transferred Amounts and accumulated investment return held in the Participant's Account shall be distributed to the Participant in accordance with the Participant's Distribution Election and the provisions of Article VII.
         6.3......On the last business day of each month, the Account of each
Participant either electing to invest his or her deferred Compensation or Incentive Pay for a Plan Year in accordance with this Section 6.3 or transferring a Transferred Amount to this Plan in accordance with Section 6.2 for investment pursuant to this Section 6.3, shall be credited by the Employing Company with an amount, in lieu of interest, equal to the monthly equivalent of the per annum prime rate of interest as published by the Wall Street Journal as the base rate on corporate loans posted as of the last business day of each month by at least seventy five (75%) percent of the United States' largest banks, compounded monthly on any Account balance until such balance is fully distributed.
         6.4......The Account of each Participant either electing to invest his or her deferred Compensation or Incentive Pay for a Plan Year in accordance with this Section 6.4 for investment pursuant to this Section 6.4 shall be credited on the date of deferral with the deemed number of shares (including fractional shares) of Common Stock which could have been purchased on such date with the dollar amount of such deferral, based upon the Common Stock's Closing Price on the Valuation Date immediately preceding the date of deferral. As of the date on which occurs the payment of dividends on the Common Stock, there shall be credited with respect to the deemed number of shares of Common Stock in the Participant's Account on such date such additional deemed shares (including fractional shares) of Common Stock as follows:
                  (a) In the case of cash dividends, such additional deemed shares as could be purchased at the Closing Price on the Valuation Date immediately preceding the dividend payment date with the dividends which would have been payable on the deemed number of shares previously credited to the Participant's Account;
                  (b) In the case of dividends payable in property other than cash or Common Stock, such additional deemed shares as could be purchased at the Closing Price on the Valuation Date immediately preceding the dividend payment date with the fair market value of the property which would have been payable on the deemed number of shares previously credited to the Participant's Account; or
                  (c) In the case of dividends payable in Common Stock, such additional deemed shares as would have been payable on the deemed number of shares previously credited to the Participant's Account; or
                  (d) In the case of a deemed distribution of Mirant Corporation ("Mirant") common stock as a result of a spin-off of Mirant from the Southern Company or the transfer of Transferred Amounts which were invested in Mirant phantom stock under the Mirant Plan pursuant to
         Section 6.2 herein (collectively, "Mirant Shares"), the Mirant Shares shall be retained in a Mirant Stock Option investment for a limited period established by the Committee rather than immediately converted to Common Stock. The Participant will be given the opportunity to transfer the Mirant Shares into another investment option during a specific window period for such Mirant Shares established by the Committee pursuant to Section 6.5. Once the window period described in the preceding sentence closes, the Committee shall transfer the Mirant Shares into Common Stock at a time and in a manner designated by the Committee.
         6.5......The Investment Election by a Participant with respect to his or her Account shall be made in writing on a form prescribed by the Committee. Investment Elections shall be delivered to the Participant's Employing Company prior to the first (1st) day of the month immediately prior to his or her Enrollment Date or the next succeeding Plan Year, as appropriate, and shall be effective on such Enrollment Date or the first day of such succeeding Plan Year. Investment Elections shall be irrevocable and shall continue from Plan Year to Plan Year unless the Participant changes the Investment Election regarding future deferred Compensation or Incentive Pay by submitting a written request to his or her Employing Company on a form prescribed by the Committee or unless the Participant transfers all or a portion of his Account to another investment option as provided below. Any such change shall become effective as of the first day of the Plan Year next following the Plan Year in which such request is submitted to the Employing Company. No transfer of amounts between investment options shall be permitted under the Plan except during a window period which may be designated by the Committee. The window period will normally occur once a year. However, the Committee may designate additional window periods during which transfers are allowed if it determines special circumstances warrant such a window. The length and timing of each window period, the procedures for transfer and the valuation of transferred Accounts or portions of Accounts shall be determined by the Committee.
         6.6......As of the last day of each Plan Year, the Committee shall issue a report to each Participant holding an Account, setting forth the dollar amount of deferrals and Transferred Amounts invested under Section 6.3 hereof as of the last day of the Plan Year and, with respect to deferrals and Transferred Amounts invested under Section 6.4 hereof, the aggregate Closing Price of the number of shares of Common Stock credited to each Participant's Account as of the Valuation Date on or immediately preceding the last day of the Plan Year.

                                   ARTICLE VII
                              Account Distribution

         7.1 (a) When a Participant retires or terminates his or her employment with an Employing Company, he or she shall be entitled to receive in cash an amount equal to the dollar amount of any deferrals, Transferred Amounts, and any amounts in lieu of interest thereon credited to his or her Account under Section 6.3 hereof, and the dollar value of the aggregate Closing Price of the number of deemed shares of Common Stock (and fractions thereof) credited to his or her Account in accordance
         Section 6.4 hereof, determined as of the date following such termination or retirement that the Company notifies its paying agent to make the distribution or the immediately preceding Valuation Date, and any replacement benefits provided under Sections 6.3, 6.4 and 6.5 hereof prior to January 1, 1996, such amounts to be paid in accordance with the Participant's most recent Distribution Election. No portion of a Participant's Account shall be distributed in Common Stock.
                  (b) The transfer by a Participant between subsidiaries or affiliates of Southern shall not be deemed to be a termination of employment with an Employing Company for purposes of the Plan.
                  (c) The Accounts of all Participants who are employees of Mirant Corporation or one of its subsidiaries under the Plan on the Spin-off Date shall be transferred to the Mirant Plan on a date selected by the Committee, and the Southern Company and its affiliates and subsidiaries shall have no further obligation to make any distribution to such Participants under Section 7.1.
         7.2......In the event that a Participant's most recent Distribution
Election is to receive a lump sum distribution of his or her Account, the dollar amount determined under Section 7.1 hereof shall be paid to the Participant not later than sixty (60) days following the date on which the Participant's termination of employment occurs, or as soon as reasonably practicable thereafter.
         7.3......In the event that a Participant's most recent Distribution
Election is to receive the distribution of his or her Account in annual installments, the first payment shall be made not later than sixty (60) days following the date on which the Participant's termination of employment occurs, or as soon as reasonably practicable thereafter, and shall be in an amount equal to the dollar balance in the Participant's Account determined under Section 7.1 hereof, divided by the number of annual installments elected. Subsequent annual installments shall be in an amount equal to the dollar value of the Participant's Account determined under Section 7.1 hereof divided by the number of the remaining annual payments, and shall be paid as soon as practicable following each anniversary of the initial payment date until the balance of the Participant's Account is paid in full.
         7.4......The Participants' initial Distribution Elections may not be revoked and shall govern the distribution of the Participants' Accounts. Notwithstanding the foregoing, and except as otherwise provided herein, the Committee may, in its sole discretion, upon application by a Participant, accept an amended Distribution Election from a Participant provided the election is made not later than the 366th day prior to a distribution of such Participant's Account in accordance with the terms of the Plan; provided further, however, that any Participant who is required to file reports pursuant to Section 16(a) of the Securities and Exchange Act of 1934, as amended, with respect to equity securities of Southern shall not be permitted to amend his or her Distribution Election during any time period for which such Participant is required to file any such reports with respect to the portion of his or her Account invested in accordance with the provisions of Section 6.3 of the Plan, unless the Committee in its sole discretion shall determine otherwise.
         7.5......Upon the death of a Participant prior to the complete distribution his or her Account, the unpaid Account balance shall be paid in the sole discretion of the Committee (a) in a lump sum to the Participant's designated beneficiary within sixty (60) days following the date on which the Committee is provided evidence of the Participant's death (or as soon as reasonably practicable thereafter) or (b) in accordance with the Distribution Election made by such Participant. In the event a beneficiary designation is not on file or the designated beneficiary is deceased or cannot be located, payment will be made to the Participant's estate.
         7.6......Beneficiary designations may be changed by the Participants at any time without the consent of any prior beneficiary.
         7.7......Upon the total  disability  of a  Participant,  as determined by the Social  Security  Administration,  prior to the complete distribution of his or her Account, the unpaid balance of his or her Account shall be paid in the sole discretion of the Committee (a) in a lump sum to the Participant or his or her legal representative within sixty (60) days following the date on which the Committee receives notification of the determination of disability by the Social Security Administration (or as soon as reasonable practicable thereafter) or (b) in accordance with the Participant's Deferral Election.
         7.8......Upon application made by a Participant, his or her designated beneficiary, or an authorized legal representative, the Committee may in its sole discretion determine to accelerate payments or, in the event of death or total disability (as determined by Social Security Administration), may extend or otherwise make payments in a manner different from the manner in which such payment would otherwise be made under the Participant's Deferral Election in the absence of such determination.
         7.9......In the event a Participant who is employed on or after January
1, 1999 with an "Employing Company" (as defined in the Change in Control Benefit Plan Determination Policy) disputes the calculation of his Account or payment of amounts due under the terms of this Plan, Participant has recourse against the Company, the Employing Company by which Participant is employed, if different, the Plan, and the Trust for the payment of benefits to the extent the Trust so provides.
         7.10.....Effective May 10, 2000, if Mirant Services, LLC (formerly
Southern Energy Resources, Inc.) ("Services") fails or refuses to make payments under the Plan, Participants employed by Services may have the right to obtain payment by Mirant Corporation (formerly Southern Energy, Inc.) ("Mirant") pursuant to the terms of the "Guarantee Agreement Concerning Southern Energy Resources, Inc. Compensation and Benefit Arrangements" entered into by Services and Mirant. A Participant's right to payment is not increased as a result of this Mirant Guarantee. Participants have the same right to payment from Mirant as they have from Services. Any demand to enforce this Mirant Guarantee should be made in writing and should reasonably and briefly specify the manner and the amount Services has failed to pay. Such writing given by personal delivery or mail shall be effective upon actual receipt. Any writing given by telegram or telecopier shall be effective upon actual receipt if received during Mirant's normal business hours, or at the beginning of the next business day after receipt, if not received during Mirant's normal business hours. All arrivals by telegram or telecopier shall be confirmed promptly after transmission in writing by certified mail or personal delivery.
         7.11 The provisions of the Change in Control Benefit Plan Determination Policy are incorporated herein by reference to determine the occurrence of a change in control or preliminary change in control of Southern or an Employing Company, the benefits to be provided hereunder and the funding of the Trust in the event of such a change in control. Any modifications to the Change in Control Benefit Plan Determination Policy are likewise incorporated herein.

                                  ARTICLE VIII
                            Miscellaneous Provisions

         8.1......Neither the Participant, his or her beneficiary, nor his or her legal representative shall have any rights to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the rights thereto are expressly declared to be non-assignable and nontransferable. Any attempt to assign or transfer the right to payments of this Plan shall be void and have no effect.
         8.2......Except as expressly limited under the terms of the Trust, an
Employing Company maintaining an Account for the benefit of a Participant shall neither reserve nor specifically set aside funds for the payment of its obligations under the Plan. In any event, such obligations shall be paid or deemed to be paid solely from the general assets of the Employing Companies. Participants shall only have the status of a general, unsecured creditor of the Employing Company(ies). Notwithstanding that a Participant shall be entitled to receive the balance of his or her Account under the Plan, the assets from which such amount may be paid shall at all times be subject to the claims of the creditors of the Participants' Employing Companies.
         8.3......Except for the provisions of Section 7.11 hereof, which may not be amended following a "Southern Change in Control" or "Subsidiary Change in Control" (as defined in the Change in Control Benefit Plan Determination Policy), the Plan may be amended, modified, or terminated by the Board of Directors in its sole discretion at any time and from time to time; provided, however, that no such amendment, modification, or termination shall impair any rights to any amounts which have been earned or deferred under the Plan prior to such amendment, modification, or termination. Payment in full in cash of the amount credited to a Participant's Account as of the date of any amendment, modification of termination of the Plan shall not be deemed to be an impairment of the Participant's rights under the Plan. The Plan may also be amended or modified by the Committee if such amendment or modification does not involve a substantial increase in cost to any Employing Company.
         8.4......It is expressly understood and agreed that the payments made in accordance with the Plan are in addition to any other benefits or compensation to which a Participant may be entitled or for which he or she may be eligible, whether funded or unfunded, by reason of his or her employment with any Employing Company.
         8.5......There shall be deducted from each payment under the Plan the amount of any tax required by any governmental authority to be withheld and paid over by an Employing Company to such governmental authority for the account of the person entitled to such distribution.
         8.6......Any Compensation or Incentive Pay deferred by a Participant while employed by an Employing Company and any Transferred Amounts shall not be considered "compensation," as the term is defined in the Employee Savings Plan, the Employee Stock Ownership Plan, or the Pension Plan. Distributions from a Participant's Account shall not be considered wages, salaries or compensation under any other employee benefit plan.
         8.7......No provision of this Plan shall be construed to affect in any manner the existing rights of an Employing Company to suspend, terminate, alter, modify, whether or not for cause, the employment relationship of the Participant and his or her Employing Company.
         8.8......This Plan, and all rights under it, shall be governed by and construed in accordance with the laws of the State of Georgia.
         IN WITNESS WHEREOF, the amended and restated Plan has been executed by duly authorized officers of Southern Company Services, Inc. pursuant to resolutions of the Committee, this ___ day of __________, 2001.

         .........    SOUTHERN COMPANY SERVICES, INC.

                      By:__________________________________________________

                      Its:_________________________________________________

Attest:


By:      ______________________________

Its:     ______________________________